UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant Section 240.14a-12

ZIOPHARM Oncology, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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August 31, 2018

To our stockholders:

We are pleased to announce that our Board of Directors is presenting Dr. Scott Braunstein as an additional nominee for election as a director at the 2018 Annual Meeting of Stockholders of Ziopharm Oncology, Inc. (the “Annual Meeting”) to be held at 10:00 a.m. Eastern time on Tuesday, September 18, 2018, at the offices of Cooley LLP located at 1114 Avenue of the Americas, 46th Floor, New York, New York 10036.

Because this change adds Dr. Braunstein to the slate of directors proposed to be elected at the Annual Meeting, we are providing you with additional information in the enclosed Supplement to Proxy Statement (the “Supplement”) and an amended proxy card or voting instruction form to allow stockholders to vote on the election of Dr. Braunstein to a one-year term on the Board. The election of Dr. Braunstein as a director is being considered as a separate proposal (Proposal No. 5).

You may vote on all six proposals by one of the alternatives described in the Supplement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of Proposal No. 5, the election of Dr. Braunstein to the Board.

Please read the proxy statement that was filed with the U.S. Securities Exchange Commission (“SEC”) on August 8, 2018, the supplement to the proxy statement filed with the SEC on August 29, 2018 and the enclosed Supplement in their entirety, as together they contain information that is important to your decisions in voting at the Annual Meeting. The enclosed Supplement, together with the proxy statement, our 2017 Annual Report on Form 10-K and our other proxy materials, are also available on our website www.ziopharm.com, under “Investors – SEC Filings” and on www.proxyvote.com.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to review the proxy materials and to vote as soon as possible. You may vote by telephone or through the Internet by following the instructions on the notice you received, or, if you receive a paper proxy card by mail, by completing and returning the proxy card or voting instruction form mailed to you. Voting by telephone, through the Internet or by written proxy card or voting instruction form will ensure your representation at the Annual Meeting regardless of whether you attend in person. Information with respect to voting procedures can be found in the enclosed Supplement and our proxy statement. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals, but will not be counted in determining the outcome of the Proposal No. 5, the election of Dr. Braunstein to the Board. Thank you for your attention to this important matter.

If you have any questions about this Supplement, please contact us at (617) 259-1970.

By Order of the Board of Directors,

Robert Hadfield
Secretary and General Counsel

ZIOPHARM ONCOLOGY, INC.

One First Avenue, Parris Building 34, Navy Yard Plaza, Third Floor

Boston, Massachusetts 02129

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on September 18, 2018

To the stockholders of Ziopharm Oncology, Inc.:

NOTICE IS HEREBY GIVEN that the 2018 annual meeting of stockholders of Ziopharm Oncology, Inc. (the “Company”) will be held, pursuant to due call by the board of directors, at the offices of Cooley LLP located at 1114 Avenue of the Americas, 46th Floor, New York, New York 10036-7798, on Tuesday, September 18, 2018, at 10:00 a.m. Eastern time, or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

1.

To elect the board’s five nominees for director named in the Company’s proxy statement to hold office until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified;

2.

To ratify the selection by the audit committee of the board of directors of RSM US LLP as the Company’s independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement;

4.

To approve an amendment to the Company’s 2012 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance thereunder from 9,000,000 shares to 14,000,000 shares;

5.

To elect the board’s additional nominee for director named in the accompanying supplement to the proxy statement to hold office until the 2019 annual meeting of stockholders and until his successor is duly elected and qualified; and

6.	To transact any other business as may properly come before the meeting or any adjournments thereof.

The proxy statement first made available to stockholders on August 8, 2018 provides information about the items of business you will be asked to consider and vote on at the annual meeting, except that information with respect to the Proposal No. 5 listed above is set forth in the accompanying supplement to the proxy statement.

Pursuant to action of the board of directors, stockholders of record at the close of business on July 23, 2018 will be entitled to vote at the annual meeting or any adjournments thereof. A copy of the Company’s Annual Report for the year ended December 31, 2017 is also available on the Company’s corporate website and at http://www.proxyvote.com. The Company’s website and its contents are not incorporated into the accompanying supplement to the proxy statement or the proxy statement.

By Order of the Board of Directors,

Robert Hadfield

Secretary and General Counsel

Boston, Massachusetts

August 31, 2018

You are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, please vote by telephone or through the Internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you, as promptly as possible in order to ensure your representation at the annual meeting. Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent’s name.

SUPPLEMENT TO PROXY STATEMENT

FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 18, 2018

This proxy statement supplement (this “Supplement”) dated August 31, 2018 is being furnished to holders of shares of common stock of Ziopharm Oncology, Inc. (“we” or the “Company”) in connection with the solicitation of proxies by our board of directors for the 2018 Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern time on Tuesday, September 18, 2018, at the offices of Cooley LLP located at 1114 Avenue of the Americas, 46th Floor, New York, New York 10036 (the “Annual Meeting”), and at any adjournments or postponements thereof, pursuant to the accompanying Amended Notice of Annual Meeting of Stockholders. This Supplement and the Amended Notice of Annual Meeting of Stockholders supplement and amend the definitive proxy statement and Notice of Annual Meeting of Stockholders filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 8, 2018 and the supplement to the proxy statement filed with the SEC on August 29, 2018 (referred to collectively as the “Proxy Statement”).

This Supplement is being furnished to provide information related to Proposal No. 5, which has been newly added to the agenda for the Annual Meeting. This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for our Annual Meeting that was previously made available to our stockholders.

This Supplement is being filed with the SEC and is being made available to our stockholders on or about August 31, 2018. There is no change to the record date to determine stockholders entitled to notice of and to vote at the Annual Meeting. As such, only stockholders of record as of the close of business on July 23, 2018 are entitled to receive notice of and to vote at the Annual Meeting and any further adjournments or postponements thereof.

The amended proxy card or voting instruction form enclosed with this Supplement differs from the proxy card or voting instruction form previously furnished to you with the Proxy Statement dated August 8, 2018, in that the enclosed proxy card or voting instruction form includes the additional director nominee for Proposal No. 5. You may vote on all six proposals by submitting the amended proxy card or voting instruction form enclosed with this Supplement or submitting a proxy over the telephone or through the Internet by following the procedures on your amended proxy card or voting instruction form.

Except for the addition of Proposal No. 5, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement. The Proxy Statement contains important additional information. This Supplement should only be read in conjunction with the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 18, 2018

Our proxy materials, including the Amended Notice of the Annual Meeting of Stockholders, the Proxy Statement, this Supplement, the accompanying amended proxy card and the Annual Report on Form 10-K for the year ended December 31, 2017, are available at www.proxyvote.com. Your vote is very important. You may vote your shares over the telephone or through the Internet by following the instructions on your proxy card and on www.proxyvote.com, or by signing, voting and returning the proxy card to Voting Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in the Proxy Statement and this Supplement. If you attend the Annual Meeting, you may vote in person even if you have previously voted over the telephone, through the Internet or by returning your proxy card.

PROPOSAL NO. 5

ELECTION OF AN ADDITIONAL DIRECTOR

At the Annual Meeting, six (6) directors are to be elected to serve until the 2019 Annual Meeting of Stockholders, or until their earlier death, resignation or removal.

Biographical and stock ownership information with respect to the five director nominees described in Proposal No. 1 of the Proxy Statement and certain other information relating to the Company’s board of directors is set forth in the Proxy Statement under the captions “Proposal No. 1 – Election of Directors,” “Current Directors, Director Nominees and Executive Officers” and “Stock Ownership.”

The board, acting upon the recommendation of our corporate governance and nominating committee, has nominated Scott Braunstein, in addition to the nominees described in Proposal No. 1 of the Proxy Statement, as a nominee to stand for election as a director to serve until the next annual meeting of stockholders. Dr. Braunstein was recommended by one of our non-management directors and considered as part of a search process conducted by the corporate governance and nominating committee for potential director candidates, and then our board independently evaluated his candidacy. If elected, Dr. Braunstein has consented his willingness to serve as one of our directors; however, if he should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute director nominee designated by the board.

Assuming that all nominees are elected at the Annual Meeting pursuant to Proposal No. 1 and Proposal No. 5, we will have one vacancy on our board following the Annual Meeting. Vacancies on the board may be filled only by persons elected by a majority of the remaining directors or may be elected by a plurality of the stockholder votes cast. A director elected by the board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term or until the director’s successor is duly elected and qualified, or until the director’s earlier death, resignation or removal. Our board of directors may appoint a director or directors to fill the vacancies on the board at any time following the Annual Meeting.

Based on information provided by Dr. Braunstein, the board has determined that Dr. Braunstein is an “independent director,” as such term is defined in Nasdaq Rule 5605(a)(2). To be considered independent under Nasdaq rules, a director may not be employed by the Company or engage in certain types of business dealings with the Company. As required, the board has made a determination as to Dr. Braunstein that no relationship exists which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Dr. Braunstein is not related by blood, marriage or adoption to any of our other directors, director nominees or executive officers.

Below is biographical and certain other information, as of the date of this Supplement with respect to Dr. Braunstein, including his principal occupation and business experience for the past five years. The information presented below for Dr. Braunstein, regarding his specific experience, qualifications, attributes and skills which led our corporate governance and nominating committee and our board to conclude that he should be nominated as a director nominee and qualified to serve on the board, if elected at the annual meeting.

Business Experience of Dr. Braunstein

Scott Braunstein, M.D. Director Nominee

Dr. Braunstein is an operating partner at Aisling Capital, a private investment firm, a position he has held since August 2015. From 2015 to 2018, he held positions of increasing responsibility at Pacira Pharmaceuticals, Inc., a publicly-traded specialty pharmaceutical company, including most recently serving as its Chief Operating Officer. His prior roles at Pacira including serving as its Senior Vice President of Strategy and Chief Strategy Officer. Prior to then, Dr. Braunstein served as a healthcare portfolio manager at Everpoint Asset Management from 2014 through 2015. From 2002 to 2014, he worked in various positions at JP Morgan Asset Management, a division of JPMorgan Chase & Co., most recently as a managing director, senior portfolio manager for the JPM Global Healthcare Fund and the JPM asset global equity analyst for the U.S. pharmaceutical and biotechnology industry. Dr. Braunstein has served as a member of the board of directors of Esperion Therapeutics, Inc., a publicly traded pharmaceutical company, since 2015.

Dr. Braunstein is board certified in Internal Medicine, having completed his residency at the New York Hospital/Cornell Medical Center, and achieved the title of assistant clinical professor of medicine at Albert Einstein College of Medicine and for Columbia University Medical Center. He earned his B.S. from Cornell University and his M.D. from the Albert Einstein College of Medicine at Yeshiva University. Dr. Braunstein is 54 years old.

The board believes that Dr. Braunstein’s experience as a senior executive in the pharmaceutical and biotechnology industries as well as his prior medical background and training will enable Dr. Braunstein to provide strategic guidance to the Company and qualifies him to serve on the board.

Stock Ownership of Dr. Braunstein

Dr. Braunstein did not beneficially own any shares of the Company’s common stock as of July 23, 2018, the record date for the Annual Meeting and the date of the stock ownership information disclosed for our other directors, director nominees and executive officers under “Stock Ownership” in the Proxy Statement.

Vote Required

Pursuant to our bylaws, Dr. Braunstein may be elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Dr. Braunstein. If you do not vote for Dr. Braunstein, or you withhold authority for Dr. Braunstein, your vote will not count either “For” or “Against” the nominee, although it will be counted for purposes of determining whether there is a quorum.

The board recommends that you vote FOR the election of Dr. Braunstein.

VOTING; REVOCABILITY OF PROXIES

With regard to the election of directors nominated in Proposal No. 1, you may vote “FOR” all five nominees for director, you may “WITHHOLD” all five nominees for director or vote “FOR ALL EXCEPT” to withhold authority to vote for any individual nominee(s). Pursuant to our bylaws, directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The five nominees receiving the highest number of “FOR” votes will be elected. With regard to the election of Dr. Braunstein as an additional director, you may vote “FOR” the election of Dr. Braunstein or you may “WITHHOLD” your vote with respect to the election of Dr. Braunstein.

If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the amended proxy card or voting instruction form enclosed with this Supplement or submit a new proxy by telephone or through the Internet, your previous proxy will remain in effect, but it will not include any vote on Dr. Braunstein as a director nominee. In order to vote on Dr. Braunstein as a director nominee, you must submit a vote on Proposal No. 5 by telephone, over the Internet or mailing the amended proxy card, or attend the Annual Meeting and vote in person. If you hold the Company’s common stock in “street name,” you must either instruct your broker or nominee as to how to vote such shares or obtain a proxy, executed in your favor by your broker or nominee, to be able to vote in person at the Annual Meeting.

If the amended proxy card or original proxy card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with your instructions indicated on the proxy. If no instructions are indicated on the amended proxy, the proxy will be voted “FOR” the election of all five nominees for director; “FOR” the ratification of the selection by the audit committee of the board of directors of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018; “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement; “FOR” the amendment to our 2012 Equity Incentive Plan; and “FOR” the election of Dr. Braunstein as an additional director.

You may revoke your proxy and change your vote at any time before your vote is due, which deadline includes the final vote at the Annual Meeting if you have the right to vote in person. You may vote again on a later date by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person if you have the right to vote in person. Mere attendance at the Annual Meeting will not automatically revoke your proxy unless you vote in person at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

OTHER MATTERS

The board knows of no business other than the matters set forth in this Supplement and the Proxy Statement dated August 8, 2018 that will be presented at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the holders of the proxies to vote in accordance with their best judgment on such matters.

ZIOPHARM ONCOLOGY, INC. ATTN: CORPORATE SECRETARY ONE FIRST AVENUE, PARRIS BLDG #34 THIRD FLOOR, NAVY YARD PLAZA BOSTON, MA 02129

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZIOPHARM ONCOLOGY, INC. The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors	☐	☐	☐
Nominees:
01) James A. Cannon 04) Douglas W. Pagan
02) Elan Z. Ezickson 05) Scott Tarriff
03) Randal J. Kirk
The Board of Directors recommends you vote FOR proposals 2, 3 and 4 and FOR the director nominee listed in proposal 5.		For	Against	Abstain	5. To elect the board’s additional nominee for director named below to hold office until the 2019 annual meeting of stockholders.
2.	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2018	☐	☐	☐	Nominee: 5a. Scott Braunstein	For ☐		Withhold ☐
3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement	☐	☐	☐	NOTE: To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.
4.

To approve an amendment to the Company’s 2012 Equity Incentive Plan, as amended, to increase the number of shares of common stock reserved for issuance thereunder from 9,000,000 shares to 14,000,000 shares

		☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐
Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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E51244-P12222

ZIOPHARM ONCOLOGY, INC. Annual Meeting of Stockholders September 18, 2018 10:00 AM EDT This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Laurence James Neil Cooper, M.D., Ph.D. and Robert Hadfield or either of them, as proxies, each with the power to act without the other and to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock of ZIOPHARM ONCOLOGY, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 10:00 AM EDT on September 18, 2018, at the offices of Cooley LLP located at 1114 Avenue of the Americas, 46th Floor, New York, New York 10036-7798 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side